                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant | |

Filed by a Party other than the Registrant |X|

Check the appropriate box:

    | |     Preliminary Proxy Statement

    | |     Confidential,  for Use of the Commission  Only (as permitted by Rule
            14a-6(e)(2))

    |X|     Definitive Proxy Statement

    | |     Definitive Additional Materials

    | |     Soliciting Material Under Rule 14a-12

            NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                             WESTERN INVESTMENT LLC
                     WESTERN INVESTMENT HEDGED PARTNERS L.P.
                    WESTERN INVESTMENT ACTIVISM PARTNERS LLC
                  BENCHMARK PLUS INSTITUTIONAL PARTNERS, L.L.C.
                        BENCHMARK PLUS MANAGEMENT, L.L.C.
                         BENCHMARK PLUS PARTNERS, L.L.C.
                                ARTHUR D. LIPSON
                                 ROBERT A. WOOD
                                 D. JAMES DARAS
                                MATTHEW S. CROUSE
                                 SCOTT FRANZBLAU
                                 ROBERT FERGUSON
                                 ELYSE NAKAJIMA
--------------------------------------------------------------------------------
    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

    Payment of Filing Fee (Check the appropriate box):

    |X|     No fee required.

    | |     Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and
            0-11.

    (1)     Title of each class of securities to which transaction applies:

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    (2)     Aggregate number of securities to which transaction applies:

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    (3)     Per unit price or other  underlying  value of  transaction  computed pursuant  to  Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4)     Proposed maximum aggregate value of transaction:

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    (5)     Total fee paid:

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            Fee paid previously with preliminary materials:

------------------------------------------------------------------------------

    | |     Check box if any part of the fee is offset as  provided  by Exchange
Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)     Amount previously paid

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    (2)     Form, Schedule or Registration Statement No:

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    (3)     Filing Party:

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    (4)     Date Filed:

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                             WESTERN INVESTMENT LLC

                                 April 23, 2007

Dear Fellow Stockholder:

      Western Investment LLC ("Western"), together with our fellow  participants in this  solicitation is one of the largest  investors in Neuberger  Berman Real
Estate Securities Income Fund Inc. ("NRO" or the "Company"). We made our initial investment  in NRO in 2004,  and over  time  have  increased  the  amount of our investment  in the  Company.  We write to you  regarding  the annual  meeting of stockholders  scheduled  to be held on  Wednesday,  May 2,  2007,  at 9:30  a.m.
Eastern Time at the offices of Neuberger  Berman,  LLC, 605 Third  Avenue,  41st
Floor, New York, New York 10158-3698.  Western does not believe that the current board of directors of NRO is acting in your best interests. Western is therefore seeking your support at the annual  meeting of  stockholders  for the  following purposes:

     1.     To elect  Western's  slate of nominees to NRO's Board of  Directors, including  the Class II director  entitled  to be elected  solely by holders of NRO's  shares of  preferred  stock,  each to hold  office until the 2010 annual  meeting  NRO's  stockholders  and until their successors are elected and qualify; and

     2.     To  transact  such other  business as may  properly  come before the annual meeting or any adjournment or postponement thereof.

      Western urges you to carefully  consider the information  contained in the attached  proxy  statement  and then  support  its efforts by voting your shares today by telephone  or via the Internet as detailed in the enclosed  GREEN proxy card, or by signing, dating and returning today the enclosed GREEN proxy card in the postage paid envelope provided. The attached proxy statement and GREEN proxy card are first being furnished to the stockholders on or about April 23, 2007.

      IF YOU HAVE ALREADY SENT A PROXY CARD  FURNISHED  BY NRO'S  MANAGEMENT  TO
NRO, YOU HAVE EVERY RIGHT TO CHANGE YOUR VOTE BY SIGNING,  DATING AND  RETURNING
THE ENCLOSED GREEN PROXY CARD OR BY FOLLOWING THE  INSTRUCTIONS FOR TELEPHONE OR
INTERNET VOTING DETAILED THEREON. ONLY YOUR LATEST DATED PROXY CARD COUNTS!

      If you have any questions or require assistance voting your shares, please contact Innisfree M&A Incorporated,  which is assisting us, at their address and toll-free number listed on the following page.

                                             Thank you for your support,

                                             /s/ Arthur D. Lipson
                                             -----------------------------------
                                             Arthur D. Lipson
                                             Western Investment LLC

--------------------------------------------------------------------------------

        If you have any questions or need assistance voting your shares, please call:
                           Innisfree M&A Incorporated
                         501 Madison Avenue, 20th Floor
                               New York, NY 10022

                 Stockholders Call Toll-Free at: (888) 750-5834
                Banks and Brokers Call Collect at: (212) 750-5833

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               PLEASE BE ADVISED:

     o   NRO HAS THE SAME  DESCRIPTION  AND  INVESTMENT  PHILOSOPHY AS TWO OTHER
         NEUBERGER BERMAN CLOSED END FUNDS AND SHOULD BE CONSOLIDATED WITH THESE
         FUNDS IN ORDER TO REDUCE COSTS AND INCREASE LIQUIDITY (page 4)

     o   NRO'S NAV DISCOUNT IS UNACCEPTABLE (page 4)

     o   NRO'S  BOARD HAS  FAILED  TO TAKE  EFFECTIVE  ACTION TO REDUCE  THE NAV
         DISCOUNT (page 5)

--------------------------------------------------------------------------------

                     ADDITIONAL INFORMATION CAN BE FOUND AT:
                                WWW.FIXMYFUND.COM

                         ANNUAL MEETING OF STOCKHOLDERS
                                       OF
            NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.

                            -------------------------

                                 PROXY STATEMENT
                                       OF
                             WESTERN INVESTMENT LLC

                            -------------------------

   PLEASE VOTE YOUR SHARES TODAY BY TELEPHONE OR INTERNET, AS DESCRIBED IN THE
 ENCLOSED GREEN PROXY CARD, OR BY SIGNING, DATING AND RETURNING THE GREEN PROXY
                   CARD IN THE POSTAGE PAID ENVELOPE PROVIDED.

      Western Investment LLC, a Delaware limited liability company ("Western" or
"we"), is a significant  stockholder of Neuberger Berman Real Estate  Securities
Income  Fund  Inc.  ("NRO"  or the  "Company").  Western  is  writing  to you in connection  with the election of five  nominees to the board of directors of NRO
(the "Board"),  including the Class II director entitled to be elected solely by
holders  of  NRO's  shares  of  preferred   stock,  at  the  annual  meeting  of
stockholders  scheduled  to be held on  Wednesday,  May 2,  2007,  at 9:30  a.m.
Eastern Time at the offices of Neuberger  Berman,  LLC, 605 Third  Avenue,  41st
Floor,   New  York,  New  York   10158-3698,   including  any   adjournments  or
postponements  thereof and any meeting  which may be called in lieu thereof (the
"annual meeting"). This proxy statement (the "proxy statement") and the enclosed
GREEN proxy card are first being furnished to stockholders on or about April 23,
2007.

      This proxy statement and the enclosed GREEN proxy card are being furnished to stockholders of NRO by Western in connection with the solicitation of proxies from NRO's stockholders for the following proposals:

     1.     To elect Western's  slate of nominees to NRO's Board,  including the
            Class II director  entitled to be elected solely by holders of NRO's shares of preferred stock, each to hold office until the 2010 annual meeting of NRO's stockholders and until their successors are elected and qualify; and

     2.     To  transact  such other  business as may  properly  come before the annual meeting or any adjournment or postponement thereof.

      Western,  Western  Investment  Hedged  Partners L.P.  ("WIHP"),  Arthur D.
Lipson,  Western  Investment  Activism  Partners LLC  ("WIAP"),  Benchmark  Plus
Institutional  Partners,  L.L.C.  ("BPIP"),   Benchmark  Plus  Partners,  L.L.C.
("BPP"),  Benchmark Plus Management,  L.L.C.  ("BPM"),  Robert A. Wood, D. James
Daras,  Matthew S. Crouse,  Scott Franzblau,  Robert Ferguson and Elyse Nakajima
are  members  of a group  (the  "Group")  formed in  connection  with this proxy solicitation and are deemed participants in this proxy solicitation.

      NRO has set the close of business on February  21, 2007 as the record date
(the "record date") for  determining  stockholders  entitled to notice of and to vote at the annual  meeting.  The  mailing  address of the  principal  executive offices of NRO is 605 Third Avenue,  New York, New York 10158.  Stockholders  of
record at the close of  business  on the record date will be entitled to vote at the annual meeting.

      According to NRO, as of the record date,  there were 33,316,439  shares of
Common Stock  outstanding,  $0.0001 par value per share (the  "Common  Shares"), each Common Share entitled to one vote per share, and there were 9,800 shares of
$0.0001 par value per share preferred stock outstanding (the "Preferred  Shares"
and  together  with the Common  Shares,  the  "Shares"),  each  Preferred  Share entitled to one vote per share. As of the record date,  Western,  along with all of the participants in this solicitation,  were the collective beneficial owners of an aggregate  of  2,387,189  Common  Shares and no  Preferred  Shares,  which represent  approximately  7.2% of the votes  entitled  to be cast at the  annual meeting (based on NRO's proxy statement).  The participants in this solicitation intend to vote such Shares for the election of Western's nominee directors.

THIS  SOLICITATION  IS BEING MADE BY  WESTERN  AND NOT ON BEHALF OF THE BOARD OF
DIRECTORS OR MANAGEMENT OF NRO.  WESTERN IS NOT AWARE OF ANY OTHER MATTERS TO BE
BROUGHT BEFORE THE ANNUAL  MEETING.  SHOULD OTHER MATTERS,  WHICH WESTERN IS NOT
AWARE OF WITHIN A REASONABLE  TIME BEFORE THIS  SOLICITATION,  BE BROUGHT BEFORE
THE ANNUAL  MEETING,  THE PERSONS  NAMED AS PROXIES IN THE ENCLOSED  GREEN PROXY
CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

WESTERN URGES YOU TO VOTE IN FAVOR OF THE ELECTION OF WESTERN'S  NOMINEES EITHER
BY TELEPHONE OR BY INTERNET AS DESCRIBED IN THE ENCLOSED  GREEN PROXY CARD OR BY
SIGNING, DATING AND RETURNING THE ENCLOSED GREEN PROXY CARD TODAY.

IF YOU HAVE ALREADY GIVEN A PROXY TO NRO'S MANAGEMENT, YOU MAY REVOKE THAT PROXY
AND VOTE IN FAVOR OF WESTERN'S NOMINEES BY VOTING YOUR SHARES BY TELEPHONE OR BY
INTERNET AS DESCRIBED IN THE ENCLOSED GREEN PROXY CARD OR BY SIGNING, DATING AND
RETURNING THE ENCLOSED  GREEN PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE
THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY
AUTHORIZING  A LATER PROXY BY TELEPHONE  OR INTERNET OR BY  DELIVERING A WRITTEN
NOTICE OF REVOCATION  OR A LATER DATED PROXY FOR THE ANNUAL  MEETING TO WESTERN,
C/O INNISFREE M&A INCORPORATED,  WHICH IS ASSISTING IN THIS SOLICITATION,  OR TO
THE SECRETARY OF NRO (WITH A COPY TO INNISFREE M&A  INCORPORATED),  OR BY VOTING
IN PERSON AT THE ANNUAL MEETING.

                                    IMPORTANT

      YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

      If you have already sent a proxy card  furnished  by NRO's  management  to
NRO, you have every right to change your vote by signing,  dating and  returning the enclosed GREEN proxy card or by following the  instructions for telephone or internet voting detailed thereon. Only your latest dated proxy card counts!

      YOU MAY VOTE YOUR SHARES BY  TELEPHONE  OR  INTERNET,  AS DESCRIBED IN THE
ENCLOSED  GREEN  PROXY  CARD,  OR BY  SIGNING,  DATING AND  RETURNING  TODAY THE
ENCLOSED GREEN PROXY CARD, MARKED FOR THE ELECTION OF WESTERN'S NOMINEES.

o  If your Shares are  registered in your own name,  you may vote your Shares by following the instructions for Internet voting detailed on the enclosed GREEN proxy card, by calling the toll-free number contained therein, or by signing, dating and  mailing the  enclosed  GREEN  proxy card in the  enclosed  return envelope  to  Western,  c/o  Innisfree  M&A  Incorporated,  in  the  enclosed postage-paid envelope today.

o  If any of your Shares are held in the name of a brokerage  firm,  bank,  bank nominee or other institution on the record date, only it can vote such Shares and only upon  receipt of your  specific  instructions.  Accordingly,  please provide your broker or bank with voting  instructions  to vote on your behalf the GREEN proxy card. In addition,  if you hold your Shares in a brokerage or bank  account,  your  broker  or bank may allow you to  provide  your  voting instructions  by telephone  or Internet.  Please  consult the  materials  you receive from your broker or bank prior to authorizing a proxy by telephone or
   Internet.  Western urges you to confirm your  instructions  in writing to the
   person   responsible  for  your  account  and  to  provide  a  copy  of  such instructions to Western, c/o Innisfree M&A Incorporated,  who is assisting in this solicitation,  at the address and telephone numbers set forth below, and on the back  cover of this  proxy  statement,  so that we may be aware of all instructions and can attempt to ensure that such instructions are followed.

  If you have any questions or need assistance voting your Shares, please call:
                           Innisfree M&A Incorporated
                         501 Madison Avenue, 20th Floor
                               New York, NY 10022

                 Stockholders Call Toll-Free at: (888) 750-5834
                Banks and Brokers Call Collect at: (212) 750-5833

                     ADDITIONAL INFORMATION CAN BE FOUND AT:
                                WWW.FIXMYFUND.COM

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

NRO HAS THE SAME  DESCRIPTION  AND INVESTMENT  PHILOSOPHY AS TWO OTHER NEUBERGER
BERMAN CLOSED END FUNDS AND SHOULD BE CONSOLIDATED  WITH THESE FUNDS IN ORDER TO
REDUCE COSTS AND INCREASE LIQUIDITY

      NRO is extremely  similar to two other funds  managed by Neuberger  Berman
Management Inc.:  Neuberger Berman Realty Income Fund Inc. ("NRI") and Neuberger
Berman Real Estate Income Fund Inc.  ("NRL").  Each of NRO, NRI and NRL have the same description and investment  philosophy as described on the Neuberger Berman website and each fund has the same portfolio  manager.  In light of the relative small size of these three funds, with a combined market  capitalization of under
$1.5 billion,  we believe these three funds should be consolidated  into one. We believe this could have the benefit of a reduction of costs,  thereby increasing returns,  as well as increasing  liquidity.  The increased liquidity and reduced expenses  from one  larger  fund  would,  we  believe,  be  advantageous  to all stockholders.

      We further believe the similarities of names and investment  objectives of
NRO, NRI and NRL create needless confusion among investors,  detracting from the investment appeal of NRO and the other funds.

      Western  also  beneficially  owns  over 9% of each  of NRL  and  NRI,  has nominated the same five people for election as director of NRI at NRI's upcoming annual meeting scheduled for May 2, 2007, and is soliciting proxies on behalf of their election.

NRO'S NAV DISCOUNT IS UNACCEPTABLE

      NRO's  share  price  has  traded  at a close to  double-digit  or  greater discount to its per share net asset value  ("NAV")  since its  inception  (as of fiscal year-end for each such year),  ranging between 9% and 16%. Thus, when NRO stockholders  sell  their  Shares  they are  forced to leave  behind a  sizeable portion of the value underlying those Shares. We believe that the persistence of this  discount  is in  part  due  to  stockholder  confusion  and  the  inherent inefficiency  resulting from multiple funds with virtually  identical  names and investment  objectives,  as well  as the  perception  that  the  persistent  and substantial  NAV  discount  is not  being,  and  will  not  be,  addressed.  NRO stockholders  are being damaged by the  discount,  in that should they choose to leave the fund,  they must sell their Shares at a discounted  market  price.  We believe  the fair value of a closed end fund  should be its NAV, or a value very close to its NAV.

      The table below  shows the  discount of the NRO's  fiscal  year-end  stock price to NRO's fiscal year-end NAV since its inception in 2003.

                                             NAV
                        October 31         Discount
                        ----------         --------
                           2004               -9%
                           2005              -16%
                           2006              -15%

      As an existing NRO stockholder,  Western is extremely concerned that NRO's common stock continues to trade at a double-digit  NAV discount.  Assuming a NAV discount of 15% (the  discount on October 31,  2006),  this had the effect that, for each $1 of underlying NRO net asset value, a share of NRO common stock would trade at approximately 85 cents. So long as the NAV discount persists,  existing
NRO  stockholders  who sell their  Shares  will sell them at a  discount  to the underlying  net asset value.  NRO common  stock is traded on the American  Stock

Exchange,  and share  prices are  determined  by the  market,  which to date has determined the value to be much less than the underlying NAV.

NRO'S BOARD HAS FAILED TO TAKE EFFECTIVE ACTION TO REDUCE THE NAV DISCOUNT

      We  believe  that  NRO's  Board  is  indifferent  to the  plight  of NRO's stockholders.  The discount to NAV reached a high of over 18% in December  2005, and in 2006 the average  discount to NAV was over 15%. We do not  understand why the Board has not been more proactive in addressing this continued NAV discount.
We note in NRO's  proxy  statement  that  NRO has  belatedly  announced  that it intends to file with the SEC an  amended  application  for  relief  for  certain exemptions  which it says may enable  NRO to  implement  a managed  distribution plan.

      This decision is too little, too late.

o  We believe the Board should announce what the rate of managed distribution is anticipated to be.

o  Why has the Board waited so long to address the NAV discount?

o  We believe the Board should immediately implement a significant  distribution policy prior to obtaining relief from the SEC.

      Tri-Continental  Corporation   ("Tri-Continental")   recently  included  a
constructive and proactive  proposal in its proxy statement seeking  stockholder approval for an immediate  distribution policy providing for an aggregate annual distribution  to  stockholders  of 11% of the net asset value  attributable to a share of common stock. In addition,  Tri-Continental  announced that it plans to seek exemptive  relieve from the SEC in connection with the  continuation of the distribution  policy.  Tri-Continental  joins many  other  funds that have taken immediate, constructive actions to address a persistent discount in an effective manner.

      Recently,  the  discount  to NAV,  while  still too high,  has gone down a little.  We believe  this  reduction  is  primarily  attributable  to  Western's announcement of its ownership in NRO and NRI and the concerns Western has raised and actions it has taken regarding the NAV discount in each fund.

      NRO needs directors who are truly concerned with NRO's stockholders.

OUR INTERESTS ARE ALIGNED WITH YOURS

      Western and the other  participants  are significant  investors in NRO and remain committed to our investment the Company.  We made our first investment in
NRO in 2004, and currently are one of NRO's largest stockholders.  Our interests are aligned with the  interests of all  stockholders-if  our  investment  in NRO prospers,  so does  yours.  We have no  intention  of  seeking  to  open-end  or liquidate NRO.  Western  proposes to elect Arthur D. Lipson,  Robert A. Wood, D.
James  Daras and Scott  Franzblau  (the  "Nominees")  and  Matthew  Crouse  (the
"Preferred  Shares Nominee") as nominees  (collectively the "Nominees") to NRO's
Board. Arthur D. Lipson, Robert A. Wood, D. James Daras and Scott Franzblau, the
Nominees,  must be elected by the  holders  of a majority  of NRO's  outstanding
Common Shares and Preferred  Shares,  voting together.  In addition,  holders of
NRO's Preferred Shares are entitled, as a class, to the exclusion of the holders of all other classes of stock of NRO, to elect two  directors to the Board,  one of whom is up for election this year (the "Preferred Share  Director").  We have nominated  Matthew  Crouse as the  Preferred  Shares  Nominee to be elected by a majority of the holders of Preferred Shares.

      Western believes that our five Nominees together have extensive experience in private and public investment,  a history of outstanding  investment records, and have outstanding  credentials.  If elected, the Nominees will work on behalf of all  stockholders to influence each member of NRO's Board to take all actions necessary to maximize the value of your Shares,  including through consolidation with NRI and NRL,  and to reduce  NRO's share price net asset value  discount to less than 5% of the underlying value of its Shares.

                                  OUR NOMINEES

      The following  information  sets forth the name,  age,  business  address,
present  principal   occupation,   and  employment  and  material   occupations,
positions,  offices,  or employments for the past five years of each of our five
Nominees.

      ARTHUR  D.  LIPSON  (AGE  64)  has  been   managing   private   investment
partnerships  since 1995.  He has been the sole  managing  member of Western,  a
Delaware  limited  liability  company  that has  acted as the  general  partner, managing member or investment manager, as the case may be, of private investment partnerships in the Western funds since 1997.  Western  specializes in investing in undervalued  companies.  Mr. Lipson has additional  substantial experience in sales & trading and  research,  including  previously  heading all fixed  income research  for Lehman  Brothers and for Paine  Webber,  was a known leader in the industry, and created, among other things, the Lehman Brothers bond indices. Mr.
Lipson received a Masters of Science from Columbia  University and a Bachelor of
Science from the  California  Institute of  Technology.  Mr.  Lipson's  business address is c/o Western Investment LLC, 7050 South Union Park Center,  Suite 590,
Midvale, Utah 84047.

      ROBERT A. WOOD (AGE 70) has been a  Distinguished  Professor of Finance at the University of Memphis,  since July 1990. Professor Wood previously taught at
Penn State University and New York University.  His education  includes a PhD in
Finance from the University of Pittsburgh, a Masters in Operations Research from
Stanford  University,  and a  Bachelors  in  Economics  from the  University  of
Washington.  He was a member of the Presidential Task Force on Market Mechanisms
(The Brady  Commission)  that studied the market  crash in 1987,  and a founding member of the NASD Economic  Advisory  Board.  Professor Wood is the Founder and
Executive  Director  of the  Institute  for the  Study of  Security  Markets,  a
nonprofit  Educational  Foundation that promotes  securities markets research by providing  transactions  data to  academic  institutions.  Mr.  Wood's  business address is c/o  Fogelman  College of Business &  Economics,  The  University  of
Memphis, Memphis, TN 38152.

      D.  JAMES  DARAS (AGE 53) has been a Partner of  Inter-Atlantic  Group,  a money manager  specializing  in the financial  services  sector,  since December
2004. From February 2002 to December 2004, he served as Chief Executive  Officer of The JW Group, a consulting firm that provides  services to private  investors focused on fixed income and financial  services  related to equity and preferred stock  securities.  During  this  period,  he also  served as an  Advisor to the
Franklin Madison Group, a consulting group specializing in financial institution performance  enhancement offering services in the area of financial  management,
capital  markets  activities,   risk  management,   information  technology  and
operations. From 1990 to 2002, he served as Executive Vice President,  Treasurer and Asset Liability Management Executive for DIME Bancorp, where he was Chairman of the  Asset-Liability  Management  Committee and  responsible  for all capital markets  activities,  interest rate risk  management and balance sheet financial strategy.  Mr. Daras's business address is c/o Inter-Atlantic Group, 400 Madison
Avenue, 16th Floor, New York, NY 10017.

      SCOTT  FRANZBLAU  (AGE 50) has served as a  principal  of  Benchmark  Plus
Management,  L.L.C.,  the  managing  member of BPP,  since  1997.  BPP is in the
business  of  acquiring,   holding  and  disposing  of  investments  in  various
companies.   Prior  to  joining  BPM,  Mr.  Franzblau  founded  Parkway  Capital

Corporation,  a NASD registered broker/dealer that provided structured financing to institutional  investors.  Mr. Franzblau's  business address is c/o Benchmark
Plus Management, L.L.C., 820 A Street, Suite 700, Tacoma, WA 98402.

      MATTHEW S. CROUSE  (AGE 35) has served as a  portfolio  manager at Western since February 2003. From January 2002 to January 2003, he served as the Manager of Market Risk Control for Duke  Energy,  a utility  company with an  affiliated
real  estate  operation.   From  June  2000  to  December  2001,  he  served  as
Manager/Director  of  Research  for The  New  Power  Company,  a  retail  energy supplier.  Mr.  Crouse  received a Ph.D.  in  Electrical  Engineering  from Rice
University  and a Masters of  Business  Administration  from the  University  of
Houston. Mr. Crouse's business address is c/o Western Investment LLC, 7050 South
Union Park Center, Suite 590, Midvale, Utah 84047.

      The  information  provided  above has been  furnished  to  Western  by the
Nominees. The Nominees are citizens of the United States of America. None of the
Nominees are  "interested  persons" of the Company within the meaning of Section
2(a)(19) of the Investment Company Act of 1940.

                    ADDITIONAL INFORMATION ABOUT THE NOMINEES

      As of the  record  date,  the dollar  range of Shares of NRO  beneficially owned by each Nominee is as follows:

        Name of Nominee           Dollar Range of Equity Securities in NRO
        ---------------           ----------------------------------------

         Arthur D. Lipson                         Over $100,000

         Robert A. Wood                                --

         D. James Daras                                --

         Matthew Crouse                                --

         Scott Franzblau                          Over $100,000

      There can be no assurance  that the election of our Nominees  will improve the Company's  business or otherwise  enhance  stockholder  value.  Your vote to elect the Nominees will have the legal effect of replacing  NRO's five incumbent directors,  including  the Class II director  entitled  to be elected  solely by holders of NRO's Preferred Shares, with our Nominees.

      Matthew Crouse is currently an employee of Western.

      Other  than  as  stated   herein,   the  Nominees  will  not  receive  any
compensation  from Western for their services as directors of NRO, nor are there any  arrangements or  understandings  between Western and any of the Nominees or any other person or persons pursuant to which the nomination described herein is to be made,  other than the consent by each of the  Nominees to be named in this proxy  statement  and to serve as a  director  of NRO if  elected as such at the annual  meeting.  None of the  Nominees is a party  adverse to NRO or any of its subsidiaries  or  has  a  material  interest  adverse  to  NRO  or  any  of  its subsidiaries in any material pending legal proceedings.

      Western  does not  expect  that the  Nominees  will be unable to stand for election,  but,  in the event that such  persons are unable to serve or for good cause will not serve,  the Shares  represented  by the enclosed GREEN proxy card will be voted for substitute nominees.  In addition,  Western reserves the right to  nominate  substitute  persons if NRO makes or  announces  any changes to its bylaws or takes or announces any other action that has, or if consummated  would have,  the  effect of  disqualifying  the  Nominees.  In any such  case,  Shares represented by the enclosed  GREEN proxy card will be voted for such  substitute nominees. NRO announced that at a Board meeting held in February 2007, its Board expanded  the size of the Board from  thirteen  to  fifteen  and  appointed  two directors to fill the vacancies created by the expansion.  NRO's proxy discloses that there are five directors up for election at this meeting,  instead of four.
Accordingly,  Western has  nominated a total of five persons for election to the
NRO Board.  Western  reserves  the right to nominate  additional  persons if NRO further  increases the size of its Board above its existing size,  increases the number of directors  whose terms expire at the annual meeting or calls a meeting to fill any vacancies on NRO's Board.  Additional  nominations  made pursuant to the preceding sentence are without prejudice to the position of Western that any attempt to increase the size of NRO's Board or to  reconstitute  or  reconfigure the  classes  on which the  current  directors  serve  constitutes  an  unlawful manipulation of NRO's corporate machinery.

         YOU ARE URGED TO VOTE FOR THE ELECTION OF WESTERN'S NOMINEES ON
                         THE ENCLOSED GREEN PROXY CARD.

                           VOTING AND PROXY PROCEDURES

      Only  stockholders of record on the record date will be entitled to notice of and to vote at the annual meeting. Each Common Share is entitled to one vote.
Each Preferred Share is entitled to one vote.  Only holders of Preferred  Shares are entitled to vote for the Preferred  Share  Director.  Stockholders  who sell
Shares  before the record date (or acquire them without  voting rights after the record date) may not vote such Shares. Stockholders of record on the record date will retain their voting  rights in connection  with the annual  meeting even if they sell such  Shares  after  the  record  date.  Based on  publicly  available information, Western believes that the only outstanding classes of securities of
NRO entitled to vote at the annual  meeting are the Common  Shares and Preferred
Shares.

      Stockholders, including those who expect to attend the annual meeting, are urged to vote their  Shares  today by following  the  instructions  for Internet voting  detailed on the  enclosed  GREEN proxy  card,  by calling the  toll-free number contained therein,  or by signing,  dating and mailing the enclosed GREEN proxy card in the  enclosed  return  envelope  to  Western,  c/o  Innisfree  M&A
Incorporated, in the enclosed postage-paid envelope.

      Authorized  proxies will be voted at the annual  meeting as marked and, in the  absence  of  specific  instructions,  will be  voted  FOR the  election  of
Western's  Nominees  and in the  discretion  of the person named as proxy on all other matters as may properly come before the annual meeting.

      We are asking you to vote FOR the  election  of  Western's  Nominees.  The enclosed GREEN proxy card may only be voted for our Nominees and does not confer voting power with respect to the Company's  nominees.  Stockholders should refer to the Company's proxy statement for the names, backgrounds,  qualifications and other information  concerning the Company's  nominees.  The participants in this solicitation  intend to vote all of their  Shares for the  election of Western's
Nominees  and will  not  vote  their  Shares  in favor of any of NRO's  director nominees.

QUORUM

      In order to conduct any business at the annual  meeting,  a quorum must be present in person or represented by valid proxies.  The presence in person or by proxy of  stockholders  entitled to cast a majority of all the votes entitled to be cast at the annual  meeting  constitutes a quorum.  All Shares that are voted
"FOR",  "AGAINST"  or  "ABSTAIN"  (or  "WITHHOLD"  in the  case of  election  of directors)  on any matter will count for purposes of  establishing  a quorum and will be treated as Shares entitled to be voted at the annual meeting.

VOTES REQUIRED FOR APPROVAL

      ELECTION OF DIRECTORS.  As stated in NRO's proxy statement, if a quorum is present at the annual meeting,  nominees  receiving the affirmative  vote of the holders of a majority of NRO's  outstanding  Common and Preferred  Shares voting together will be elected as directors of the Company,  and the affirmative  vote of the  holders of a majority  of NRO's  outstanding  Preferred  Shares,  voting separately from the holders of Common Shares, is required to elect the Preferred
Share Director.

ABSTENTIONS

      Abstentions  will be counted as Shares that are  present  and  entitled to vote for purposes of determining  the presence of a quorum.  For purposes of the vote on the  election  of each  nominee  for  director  abstentions  and  broker non-votes,  if any,  will be a vote  against  any  adjournment  and  against the election of the Nominees.

REVOCATION OF PROXIES

      Stockholders of NRO may revoke their proxies at any time prior to exercise by attending the annual meeting and voting in person (although attendance at the annual meeting will not in and of itself  constitute  revocation of a proxy), by delivering  a  later-dated  proxy by Internet,  by  telephone or by mail,  or by delivering a written notice of revocation.  The delivery of a later-dated  proxy which is properly  completed will  constitute a revocation of any earlier proxy.
The  revocation  may be  delivered  either to Western in care of  Innisfree  M&A
Incorporated  at the address set forth on the back cover of this proxy statement or to  Neuberger  Berman  Real Estate  Securities  Income Fund Inc. at 605 Third
Avenue,  New York, New York 10158 or any other address provided by NRO. Although a revocation is effective if delivered to NRO,  Western requests that either the original or photostatic  copies of all  revocations be mailed to Western in care of Innisfree M&A Incorporated at the address set forth on the back cover of this proxy  statement so that Western will be aware of all  revocations  and can more accurately  determine if and when proxies have been received from the holders of record on the record date of a majority of the outstanding Shares. Additionally,
Innisfree M&A Incorporated may use this information to contact  stockholders who have  revoked  their  proxies in order to solicit  later-dated  proxies  for the election of the Nominees and approval of other proposals described herein.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO NRO'S BOARD, PLEASE VOTE
YOUR SHARES BY TELEPHONE OR INTERNET,  AS DESCRIBED IN THE ENCLOSED  GREEN PROXY
CARD,  OR BY SIGNING,  DATING AND  RETURNING  PROMPTLY THE ENCLOSED  GREEN PROXY
CARD, IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                             SOLICITATION OF PROXIES

      The solicitation of proxies pursuant to this proxy statement is being made by Western. Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

      Western has entered into an agreement with Innisfree M&A  Incorporated for solicitation  and advisory  services in connection with this  solicitation,  for which  Innisfree  M&A  Incorporated  will  receive a fee not to exceed  $25,000, together with reimbursement for its reasonable  out-of-pocket expenses, and will be indemnified  against  certain  liabilities  and expenses,  including  certain liabilities under the federal  securities laws.  Innisfree M&A Incorporated will solicit  proxies  from  individuals,  brokers,  banks,  bank  nominees and other institutional  holders.  Western has requested banks, brokerage houses and other custodians,  nominees and fiduciaries to forward all  solicitation  materials to the beneficial owners of the Shares they hold of record.  Western will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated  that Innisfree M&A  Incorporated  will employ  approximately  30 persons to solicit NRO's stockholders for the annual meeting.

      The  entire  expense of  soliciting  proxies  is being  borne by  Western, subject to certain  limitations,  pursuant to the terms of the Joint  Filing and
Solicitation  Agreement  described  below.  WIHP,  WIAP,  BPIP, BPM and BPP have separately  agreed to reimburse  Western on a pro rata basis for these expenses.
Because  Western  believes  that  NRO's   stockholders  will  benefit  from  the
Solicitation (defined below), Western intends to seek reimbursement from NRO, to the fullest  extent  permitted by law, of all  expenses it incurs in  connection with  the  Solicitation.  If  necessary,  Western  will  ask  NRO to  submit  an application  in this regard to, and obtain an order or a no-action  letter from, the  Securities and Exchange  Commission.  Western does not intend to submit the question  of such  reimbursement  to a vote of  security  holders  of NRO unless otherwise  required by law. Costs of this  solicitation of proxies are currently estimated to be approximately $100,000.  Western estimates that through the date hereof,  its expenses in connection  with this  Solicitation  are  approximately
$20,000.

                          OTHER PARTICIPANT INFORMATION

      Each member of the Group is a participant in this Solicitation.  Arthur D.
Lipson is the managing member of Western,  a Delaware limited liability company.
Western,  a Delaware  limited  liability  company,  is the  general  partner and managing member of WIHP, a Delaware  limited  partnership,  and WIAP, a Delaware limited liability company,  respectively.  The principal business address of Mr.
Lipson,  Western,  WIHP and WIAP is c/o Western Investment LLC, 7050 South Union
Park Center,  Suite 590, Midvale,  Utah 84047. The principal business address of
Mr. Wood is c/o Fogelman  College of Business &  Economics,  The  University  of
Memphis,  Memphis,  TN 38152. The principal business address of Mr. Daras is c/o
Inter-Atlantic  Group,  400 Madison Avenue,  16th Floor New York, NY 10017.  The
principal  business  address of Mr. Crouse is c/o Western  Investment  LLC, 7050
South Union Park Center,  Suite 590, Midvale,  Utah 84047. Ms. Nakajima does not have a principal business address, but can be reached c/o Western.

      Messrs.  Franzblau  and Ferguson  are managing  members of BPM, a Delaware limited  liability  company.  BPM is the  managing  member of BPIP,  a  Delaware limited liability company and of BPP, a Delaware limited liability company.  The principal  business address of BPIP, BPM, BPP, Mr. Franzblau and Mr. Ferguson is
820 A Street, Suite 700, Tacoma, WA 98402.

      Western  provides  recommendations  from time to time to BPIP and BPP with respect to purchases and sales of Shares of NRO,  pursuant to an oral  agreement between  Western and BPIP, and between  Western and BPP. Each of WIHP,  Western,
Mr. Lipson and WIAP disclaims  beneficial  ownership of the Shares  beneficially owned by the other members of the Group.  Each of BPP, BPIP, BPM, Mr.  Franzblau
and Mr. Ferguson disclaims beneficial ownership of the Shares beneficially owned by the other members of the Group.  Each of Mr. Wood, Mr. Daras,  Mr. Crouse and
Ms. Nakajima disclaims  beneficial ownership of the Shares beneficially owned by the other members of the Group.

                                       10

      Each  of  Western  and Mr.  Lipson  is  deemed  to have  sole  voting  and dispositive  power over the Shares  reported as  beneficially  owned by WIHP and
WIAP by virtue of their respective  positions  described above. Each of BPM, Mr.
Franzblau and Mr. Ferguson is deemed to have sole voting and  dispositive  power over the Shares beneficially owned by BPIP and BPP by virtue of their respective positions described above. None of Western,  WIHP, Mr. Lipson or WIAP has voting or dispositive  control over the Shares  beneficially owned by the other members of the Group.  None of BPP, BPIP, BPM, Mr.  Franzblau or Mr. Ferguson has voting or dispositive  control over the Shares  beneficially owned by the other members of the Group. None of Mr. Wood, Mr. Daras, Mr. Crouse or Ms. Nakajima has voting or dispositive  control over the Shares  beneficially owned by the other members of the Group

      The  principal  business of Western is acting as the  general  partner and managing member of WIHP and WIAP, respectively.  The principal occupation of Mr.
Lipson is acting as the managing  member of Western.  The principal  business of
WIHP and WIAP is  acquiring,  holding and  disposing of  investments  in various companies.  The  principal  occupation  of Mr.  Crouse is serving as a portfolio manager at Western.  The principal  business of BPIP is  acquiring,  holding and disposing of investments in various companies.  The principal business of BPP is acquiring,  holding and  disposing  of  investments  in various  companies.  The principal  business of BPM is acting as the managing  member of each of BPIP and
BPP. The principal  occupation of Scott Franzblau is acting as a managing member of BPM.  The  principal  occupation  of Robert  Ferguson is acting as a managing member of BPM. The  principal  occupation of Mr. Wood is serving as Professor of
Finance at the University of Memphis.  The principal  occupation of Mr. Daras is serving as partner of  Inter-Atlantic  Group, a money  management  company.  The principal occupation of Ms. Nakajima is opera singer.

      For information  regarding purchases and sales of securities of NRO during the past two years by Western,  Mr. Lipson, WIHP, WIAP, Mr. Wood, Mr. Daras, Mr.
Crouse, Ms. Nakajima, BPIP, BPM, BPP, Mr. Franzblau, Mr. Ferguson and affiliates of Western and BPM that no longer own any Shares,  see  Schedule I to this proxy statement.  WIHP,  WIAP, BPIP and BPP purchased their Shares in margin accounts, where they are held together with other publicly traded securities.

      On February 20, 2007 the members of the Group  entered into a Joint Filing and Solicitation Agreement, in which, among other things, (a) the parties agreed to the joint filing on behalf of each of them of statements on Schedule 13D with respect to the securities of NRO to the extent  required by applicable  law, (b)
the parties  agreed to solicit  proxies or written  consents for the election of the Nominees,  or any other  person(s)  nominated by Western and Mr. Lipson,  to
NRO's Board at the annual  meeting (the  "Solicitation"),  (c) Western agreed to indemnify  and hold each of Robert  Wood,  D.  James  Daras and  Matthew  Crouse harmless  from and against any and all claims of any nature,  whenever  brought, arising from the Nominee's nomination for election as a director of NRO, and the related  proxy  solicitation  by  Western,  Arthur  Lipson and  certain of their affiliates and any related  transactions,  irrespective of the outcome,  and (d)
Western  agreed to bear all  expenses  incurred in  connection  with the Group's activities,  including  approved  expenses  incurred  by any of the  parties  in connection with the Solicitation,  subject to certain limitations.  Ms. Nakajima joined  the Group on April 20,  2007 and  agreed to be bound by the terms of the
Joint Filing and Solicitation Agreement and to take reasonable steps to request, at Western's  sole cost and expense,  a complete  list of record and  beneficial holders of NRO's securities,  and related materials.  WIHP, WIAP, BPIP, BPM, and
BPP have separately agreed to reimburse Western on a pro rata basis for expenses incurred in connection with the Solicitation.

      As of the  record  date,  WIHP and WIAP  beneficially  owned  820,345  and
744,244 Common Shares respectively,  constituting  approximately 2.5%, and 2.2%, respectively,  of the votes entitled to be cast at the annual  meeting.  Western

                                       11

directly  owned  1,000  Common  Shares,  constituting  less than 1% of the votes entitled to be cast at the annual  meeting.  As the general  partner or managing member,  as the  case  may be,  of WIHP  and  WIAP,  Western  may be  deemed  to beneficially  own the 1,564,589 Common Shares owned in the aggregate by WIHP and
WIAP, in addition to the 1,000 Common Shares owned directly by Western as of the record date.  As the  managing  member of Western,  Mr.  Lipson may be deemed to beneficially own the 1,565,589 Common Shares beneficially owned by Western as of the record date.

      As of the record date, BPIP and BPP beneficially owned 507,700 and 313,900
Common  Shares,   respectively,   constituting   approximately   1.5%  and  .9%,
respectively,  of the votes  entitled to be cast at the annual  meeting.  As the managing  member of BPP and BPIP,  BPM may be  deemed  to  beneficially  own the
821,600  Common  Shares owned in the  aggregate by BPP and BPIP. As the managing members of BPM,  Messrs.  Franzblau,  and Ferguson may be deemed to beneficially own the 821,600 Common Shares beneficially owned by BPM.

      Except as set  forth in this  proxy  statement  (including  the  Schedules hereto),  (i) during the past 10 years, no participant in this  Solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors);  (ii) no participant in this Solicitation  directly or indirectly
beneficially   owns  any  securities  of  NRO;  (iii)  no  participant  in  this
Solicitation  owns any  securities  of NRO which  are  owned of  record  but not beneficially; (iv) no participant in this Solicitation has purchased or sold any securities of NRO during the past two years;  (v) no part of the purchase  price or  market  value of the  securities  of NRO  owned by any  participant  in this
Solicitation  is  represented  by funds  borrowed or otherwise  obtained for the purpose of acquiring or holding such  securities;  (vi) no  participant  in this
Solicitation  is,  or  within  the  past  year  was,  a party  to any  contract, arrangements or understandings with any person with respect to any securities of
NRO including,  but not limited to, joint ventures, loan or option arrangements, puts or calls,  guarantees  against loss or  guarantees  of profit,  division of losses or profits,  or the giving or withholding of proxies;  (vii) no associate
of  any  participant  in  this  Solicitation  owns  beneficially,   directly  or
indirectly,  any securities of NRO;  (viii) no participant in this  Solicitation owns  beneficially,  directly or  indirectly,  any  securities  of any parent or subsidiary  of  NRO;  (ix)  no  participant  in  this  Solicitation  or  any  of his/her/its  associates  was a party to any  transaction,  or series of  similar transactions,  since the  beginning of NRO's last fiscal year,  or is a party to any currently proposed transaction, or series of similar transactions,  to which the  Company or any of its  subsidiaries  was or is to be a party,  in which the amount involved exceeds $120,000; (x) no participant in this Solicitation or any of his/her/its  associates has any arrangement or understanding  with any person with respect to any future employment by NRO or its affiliates,  or with respect to any future  transactions to which NRO or any of its affiliates will or may be a party; and (xi) no person,  including the  participants in this  Solicitation, who is a party to an arrangement or understanding pursuant to which the Nominees are proposed to be elected has a substantial  interest,  direct or indirect,  by security  holdings  or  otherwise  in any  matter  to be acted on at the  annual meeting.

                    OTHER MATTERS AND ADDITIONAL INFORMATION

      Western  is unaware of any other  matters to be  considered  at the annual meeting.  However,  should  other  matters,  which  Western  is not  aware  of a reasonable time before this Solicitation,  be brought before the annual meeting, the person named as a proxy on the  enclosed  GREEN proxy card will vote on such matters in their discretion.

      Western has omitted from this proxy statement certain disclosure  required by applicable  law that is already  included in the Company's  proxy  statement.
This disclosure includes, among other things,  biographical information on NRO's directors and executive officers,  the dollar range of Shares owned by directors

                                       12

of the Company and information on committees of NRO's Board. Stockholders should refer to NRO's proxy statement in order to review this disclosure.

      According to the  Company's  proxy  statement,  the  Company's  manager is
Neuberger Berman Management Inc.

      See Schedule II of this proxy statement for information  regarding persons who  beneficially own more than 5% of the Shares and the ownership of the Shares by the management of NRO.

      The  information  concerning NRO contained in this proxy statement and the
Schedules  attached  hereto  has been taken  from,  or is based  upon,  publicly available information.

                             WESTERN INVESTMENT LLC

                             APRIL 23, 2007

                                       13

                                   SCHEDULE I

                    PURCHASES AND SALES IN THE COMMON STOCK OF NRO
                            DURING THE PAST TWO YEARS

     Transaction           Quantity              Date              Price ($)
     -----------           --------              ----              ---------

                     WESTERN INVESTMENT HEDGED PARTNERS L.P.

         Buy                 1,600             03/23/05             13.0117
         Buy                 3,500             04/01/05             13.4471
        Sell                10,000             04/01/05             13.4689
         Buy                   600             04/05/05             13.4194
         Buy                   400             04/07/05             13.4642
         Buy                   500             04/13/05             13.4685
         Buy                 4,100             04/14/05             13.3252
         Buy                   700             04/20/05             13.2785
         Buy                 4,200             04/22/05             13.2771
         Buy                   900             04/25/05             13.3885
         Buy                 1,000             05/02/05             13.6932
        Sell                10,000             05/03/05             13.8289
         Buy                 1,100             05/04/05             13.7804
         Buy                   500             05/05/05             13.8385
         Buy                   900             05/06/05             13.8141
         Buy                 1,500             05/11/05             13.8452
         Buy                 2,300             05/12/05             13.7385
        Sell                 2,300             05/12/05             13.7709
         Buy                 1,000             05/17/05             13.6385
         Buy                 3,500             05/18/05             13.8702
         Buy                 1,800             08/01/05             15.4132
        Sell                 5,000             08/01/05             15.4484
        Sell                   900             08/05/05             15.0485
         Buy                 1,000             08/17/05             14.5185
        Sell                 1,000             08/17/05             14.5909
        Sell                 2,500             09/01/05             14.8174
        Sell                25,000             09/13/05             14.8900
        Sell                14,100             10/03/05             14.8090
        Sell                 2,000             10/05/05             14.5909
        Sell                   100             10/11/05             14.0409
        Sell                 2,300             10/12/05             13.7370
        Sell                   500             11/01/05             14.0489
         Buy                 6,000             12/29/05             13.7969
         Buy                16,000             12/30/05             13.7664
        Sell                22,000             12/30/05             13.8163
         Buy                 4,000             01/20/06             14.6300
        Sell                 4,000             01/20/06             14.6520
        Sell                19,900             02/16/06             14.9843
         Buy                 6,400             06/13/06             14.6152

                                       I-1

     Transaction           Quantity              Date              Price ($)
     -----------           --------              ----              ---------

         Buy                17,100             06/14/06             14.5525
         Buy                 3,800             06/27/06             14.9579
         Buy                 1,100             06/28/06             14.9941
         Buy                 6,700             06/29/06             15.1005
         Buy                19,100             06/30/06             15.3864
         Buy                 4,400             07/03/06             15.4200
         Buy                 1,400             07/05/06             15.5257
         Buy                15,000             07/07/06             15.6466
         Buy                12,000             07/11/06             15.7179
         Buy                 2,500             07/12/06             15.7546
         Buy                   200             07/13/06             15.6200
         Buy                15,100             07/17/06             15.2669
         Buy                 9,800             07/18/06             15.3883
         Buy                17,100             07/19/06             15.7355
         Buy                 7,900             08/21/06             16.3724
         Buy                 1,100             08/22/06             16.4541
         Buy                 1,100             08/24/06             16.4041
         Buy                 5,000             08/29/06             16.5458
         Buy                 1,900             08/30/06             16.6803
         Buy                 7,300             09/06/06             16.8202
         Buy                17,700             09/19/06             17.0142
         Buy                 1,200             09/22/06             16.9133
         Buy                 1,200             10/13/06             17.7333
         Buy                58,000             11/20/06             18.2496
         Buy                   500             11/20/06             18.2594
        Sell                   500             11/20/06             18.2609
         Buy                24,800             11/21/06             18.4204
         Buy                29,200             11/27/06             18.2950
         Buy                38,200             12/12/06             18.7291
         Buy                47,145             12/13/06             17.8811
         Buy                25,200             12/14/06             17.9808
         Buy                58,800             12/15/06             17.8179
         Buy                27,400             12/18/06             17.8353
         Buy                14,200             12/19/06             17.5483
         Buy                 6,300             12/20/06             17.6568
         Buy                 7,900             12/26/06             17.7397
         Buy                12,100             01/16/07             18.5037
         Buy                 1,000             01/19/07             18.6380
         Buy                 1,000             01/22/07             18.7050
         Buy                 3,200             01/23/07             18.7790
         Buy                 5,600             01/24/07             18.8225
         Buy                 7,200             01/25/07             19.0386
         Buy                 4,900             01/29/07             19.0039
         Buy                29,500             01/30/07             19.1631
         Buy                21,500             02/06/07             19.6017
         Buy                60,000             02/07/07             19.7877
         Buy               110,700             02/09/07             19.6291

                                       I-2

     Transaction           Quantity              Date              Price ($)
     -----------           --------              ----              ---------

         Buy                32,000             02/15/07             19.4073
         Buy                18,400             02/16/07             19.2541
         Buy               200,000             03/02/07             18.2201
        Sell               200,000             03/02/07             18.2194
         Buy               150,000             03/05/07             17.5201
        Sell               150,000             03/05/07             17.5294
         Buy               156,000             03/06/07             17.9201

                  WESTERN INVESTMENT INSTITUTIONAL PARTNERS LLC

         Buy                 1,500             03/23/05             13.0117
         Buy                 3,500             04/01/05             13.4471
        Sell                10,000             04/01/05             13.4689
         Buy                   500             04/05/05             13.4194
         Buy                   300             04/07/05             13.4642
         Buy                   500             04/13/05             13.4685
         Buy                 4,000             04/14/05             13.3252
         Buy                   700             04/20/05             13.2785
         Buy                   900             05/02/05             13.6932
        Sell                10,000             05/03/05             13.8289
         Buy                 1,000             05/04/05             13.7804
         Buy                   500             05/05/05             13.8385
         Buy                   900             05/06/05             13.8141
         Buy                 1,500             05/11/05             13.8452
         Buy                 3,400             05/18/05             13.8702
         Buy                 1,800             08/01/05             15.4132
        Sell                 5,000             08/01/05             15.4484
        Sell                   800             08/05/05             15.0485
        Sell                 2,500             09/01/05             14.8174
         Buy                25,000             09/13/05             14.8900
        Sell                14,100             10/03/05             14.8090
        Sell                 2,300             10/12/05             13.7370
         Buy                11,000             12/29/05             13.7970
        Sell                11,000             12/30/05             13.8161
        Sell                11,000             01/31/06             14.9172
        Sell                36,200             01/31/06             14.9180
        Sell                25,000             01/31/06             14.9177
         Buy                11,000             02/01/06             14.9172
        Sell                11,000             02/01/06             14.9095

                    WESTERN INVESTMENT ACTIVISM PARTNERS LLC

         Buy                12,900             01/11/06             14.7609
         Buy                10,200             01/12/06             14.6181
         Buy                 2,300             01/17/06             14.4200
         Buy                 4,000             01/19/06             14.6040
         Buy                22,800             01/27/06             14.9191
         Buy                72,200             01/31/06             14.9215
         Buy                12,900             02/01/06             14.9829
         Buy                 2,600             02/02/06             14.9300
         Buy                13,100             02/14/06             14.7125
         Buy                   200             02/15/06             14.8000

                                       I-3

     Transaction           Quantity              Date              Price ($)
     -----------           --------              ----              ---------

         Buy                11,400             02/16/06             14.8941
         Buy                19,900             02/16/06             14.9955
         Buy                   900             02/17/06             14.9900
         Buy                23,700             02/21/06             15.0713
         Buy                12,800             02/22/06             15.1503
         Buy                14,700             02/23/06             15.1949
        Sell                 4,900             03/01/06             15.3760
        Sell                   200             03/02/06             15.3495
        Sell                 2,400             03/03/06             15.3857
        Sell                 4,600             03/06/06             15.5773
        Sell                 1,600             03/07/06             15.5595
        Sell                   100             03/08/06             15.3645
        Sell                 1,500             03/09/06             15.6209
        Sell                 7,600             03/09/06             15.6209
        Sell                 8,900             03/10/06             15.7310
        Sell                   400             03/10/06             15.7311
        Sell                 3,700             03/13/06             15.6786
         Buy                 2,000             03/14/06             15.5700
         Buy                 2,000             03/15/06             15.7000
         Buy                18,500             03/15/06             15.7336
         Buy                 3,100             03/16/06             15.8729
         Buy                 1,700             03/17/06             15.9900
         Buy                 4,400             03/21/06             15.6241
         Buy                 7,000             03/28/06             15.7579
         Buy                 2,500             03/29/06             15.7808
         Buy                   200             04/03/06             15.8350
        Sell                 2,700             04/10/06             15.4505
         Buy                 5,500             04/13/06             14.7511
         Buy                 9,800             04/17/06             14.6829
         Buy                 3,500             04/18/06             14.8314
         Buy                 1,300             04/19/06             15.0892
        Sell                 5,000             04/26/06             15.0171
        Sell                 3,300             04/27/06             15.0275
        Sell                 2,000             04/28/06             15.1820
        Sell                20,600             05/02/06             14.9758
        Sell                 3,700             05/02/06             14.9749
        Sell                   700             05/11/06             15.0974
        Sell                 2,500             05/12/06             14.7361
        Sell                 1,700             05/17/06             14.8657
        Sell                 1,500             05/24/06             14.4479
        Sell                 4,500             05/31/06             14.7314
         Buy                   300             06/07/06             14.8600
         Buy                 1,000             06/09/06             14.9300
         Buy                15,100             07/25/06             15.6968
         Buy                15,000             07/26/06             15.7584
         Buy                 6,700             07/27/06             15.8298
         Buy                   200             07/28/06             15.8550

                                       I-4

     Transaction           Quantity              Date              Price ($)
     -----------           --------              ----              ---------

         Buy                12,900             07/31/06             15.8363
         Buy                 9,900             08/01/06             15.7675
         Buy                   200             08/07/06             16.3250
         Buy                 2,100             08/10/06             16.0950
         Buy                 5,000             08/14/06             16.0890
         Buy                17,600             09/19/06             17.0142
        Sell               208,000             09/28/06             17.0595
         Buy                 8,400             11/02/06             17.2058
         Buy                 1,600             11/03/06             17.4313
         Buy                17,700             11/06/06             17.5845
         Buy                 2,300             11/08/06             17.4593
         Buy                35,135             11/09/06             17.4482
         Buy                 6,800             11/10/06             17.5043
         Buy                60,200             11/14/06             17.5935
         Buy                35,800             11/15/06             17.7188
         Buy                15,600             11/16/06             17.8475
         Buy                 7,200             11/17/06             17.7229
         Buy                58,000             11/20/06             18.2496
         Buy                25,000             11/21/06             18.4204
         Buy                27,485             12/18/06             17.8353
         Buy                14,231             12/19/06             17.5483
         Buy                 6,200             12/20/06             17.6568
         Buy                 7,900             12/26/06             17.7397
         Buy                12,119             01/16/07             18.5037
         Buy                 1,200             01/18/07             18.4916
         Buy                 3,300             01/23/07             18.7789
         Buy                 5,600             01/24/07             18.8225
         Buy                 7,100             01/25/07             19.0386
         Buy                21,400             02/06/07             19.6017
         Buy               136,400             02/08/07             19.9239
         Buy                96,200             02/12/07             19.2776
         Buy                30,307             02/13/07             19.3031
         Buy                33,267             02/14/07             19.4413
         Buy                32,000             02/15/07             19.4073
         Buy                18,400             02/16/07             19.2541
         Buy                   900             02/21/07             19.3194
        Sell                75,500             02/21/07             19.3995
         Buy                37,850             02/27/07             18.3700
         Buy                 5,400             03/01/07             18.0184
         Buy                 5,900             03/02/07             18.1481
         Buy               200,000             03/02/07             18.2211

                             WESTERN INVESTMENT, LLC
         Buy                 1,000              11/13/06             17.4625
 Transferred as Gift           100              04/24/07              N/A

                         BENCHMARK PLUS PARTNERS, L.L.C.

         Buy                37,000             01/10/06             14.7746
         Buy                12,800             01/11/06             14.7609

                                       I-5

     Transaction           Quantity              Date              Price ($)
     -----------           --------              ----              ---------

         Buy                 1,000             01/13/06             14.4300
         Buy                 4,200             01/18/06             14.4226
         Buy                 3,700             07/20/06             15.7509
         Buy               104,000             09/28/06             17.0600
         Buy                 3,300             12/11/06             18.7010
         Buy                83,700             02/08/07             19.8416
         Buy                35,200             02/09/07             19.4725
         Buy                29,000             02/13/07             19.3031
         Buy                40,000             03/05/07             17.5340
         Buy                77,500             03/06/07             17.9201
         Buy                   400             03/07/07             17.7700
         Buy               100,000             03/07/07             17.7801
         Buy                   200             03/14/07             17.3850

                  BENCHMARK PLUS INSTITUTIONAL PARTNERS, L.L.C.

         Buy                33,000             12/30/05             13.8233
         Buy                 9,200             12/30/05             13.8675
         Buy                 4,000             01/03/06             13.9675
         Buy                 7,600             01/03/06             14.1039
         Buy                 3,800             01/04/06             14.2539
         Buy                 7,200             01/05/06             14.3678
         Buy                 5,000             01/05/06             14.3470
         Buy                   100             01/06/06             14.5500
         Buy                 3,300             01/09/06             14.6145
         Buy                36,900             01/10/06             14.7746
         Buy               104,000             09/28/06             17.0600
         Buy                 3,200             10/16/06             17.8081
         Buy                12,800             11/22/06             18.4463
         Buy                 2,300             11/24/06             18.5493
         Buy                 2,300             11/30/06             18.5293
         Buy                 4,100             12/08/06             18.4791
         Buy                 3,300             12/11/06             18.7010
         Buy                83,700             02/08/07             19.8416
         Buy                35,200             02/09/07             19.4725
         Buy                29,000             02/13/07             19.3031
         Buy                33,200             02/14/07             19.4413
         Buy                31,900             02/15/07             19.4073
         Buy                18,600             02/16/07             19.2541
         Buy                34,000             02/20/07             19.3653
         Buy                   700             03/05/07             17.4828
         Buy                54,510             03/05/07             17.5747
         Buy               110,000             03/05/07             17.5315
         Buy                77,500             03/06/07             17.9201
         Buy                50,000             03/07/07             17.7802

                        BENCHMARK PLUS MANAGEMENT, L.L.C.
                                      None

                                 ELYSE NAKAJIMA
  Received as Gift             100              04/24/07              N/A

                                ARTHUR D. LIPSON
                                      None

                                       I-6

                                 D. JAMES DARAS
                                      None

                                 ROBERT A. WOOD
                                      None

                                 MATTHEW CROUSE
                                      None

                                SCOTT FRANZBLAU
                                      None

                                ROBERT FERGUSON
                                      None

                PURCHASES AND SALES IN THE PREFERRED STOCK OF NRO
                            DURING THE PAST TWO YEARS

                             WESTERN INVESTMENT LLC
                                      None

                     WESTERN INVESTMENT HEDGED PARTNERS L.P.
                                      None

                    WESTERN INVESTMENT ACTIVISM PARTNERS LLC
                                      None

                  BENCHMARK PLUS INSTITUTIONAL PARTNERS, L.L.C.
                                      None

                         BENCHMARK PLUS PARTNERS, L.L.C.
                                      None

                        BENCHMARK PLUS MANAGEMENT, L.L.C.
                                      None

                                ARTHUR D. LIPSON
                                      None

                                 ROBERT A. WOOD
                                      None

                                 D. JAMES DARAS
                                      None

                                MATTHEW S. CROUSE
                                      None

                                 SCOTT FRANZBLAU
                                      None

                                 ROBERT FERGUSON
                                      None

                                 ELYSE NAKAJIMA
                                      None

                                       I-7

                                   SCHEDULE II

  THE FOLLOWING TABLE IS DERIVED FROM THE COMPANY'S PROXY STATEMENT FILED WITH
            THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 23, 2007

      SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS OF NRO

      The table below sets forth the  beneficial  ownership of each person known by the NRO to be the beneficial owner of more than 5% of the Common Shares as of
February  21,  2007.  According  to NRO,  the  Directors  and  officers,  in the aggregate, owned less than 1% of each class of the outstanding Common Shares.

                                               Number of Common
                                                 Shares Owned     Percentage
Name                                               (rounded)         Owned
-----------------------------------------      ----------------   ----------

A Group consisting of Western Investment          2,387,189           7.5
   LLC and including 11 other members (1)
Deutsche Bank AG (2)                              2,188,925           6.6

--------------
*  LESS THAN 1%

(1)   The Group consists of Western  Investment LLC,  Arthur D. Lipson,  Western
      Investment Hedged Partners L.P., Western Investment Activism Partners LLC,
      Benchmark Plus Institutional  Partners,  L.L.C.,  Benchmark Plus Partners,
      L.L.C.,  Benchmark  Plus  Management,   L.L.C.,  Scott  Franzblau,  Robert
      Ferguson,  Robert A. Wood D. James Daras and  Matthew S. Crouse,  based on information provided by Western.

(2)   Based on an amended Schedule 13G filed by Deutsche Bank AG with the SEC on
      January 30, 2007; includes beneficial  ownership of Common Shares owned by
      Deutsche Bank AG, London Branch.

                                      II-1

                                    IMPORTANT

      Tell your Board what you think! Your vote is important. No matter how many
Shares you own,  please give  Western  your proxy FOR the  election of Western's
Nominees by voting  your Shares by  telephone  or Internet as  described  in the enclosed  GREEN  proxy card or by signing  and dating the  enclosed  GREEN proxy card, and returning it in the postage-paid envelope provided.

      If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such Shares and only upon receipt
of  your  specific   instructions.   Accordingly,   please  contact  the  person
responsible for your account and instruct that person to execute the GREEN proxy card  representing  your  Shares.  In  addition,  if you hold  your  Shares in a brokerage  or bank  account,  your broker or bank may allow you to provide  your voting  instructions by telephone or Internet.  Please consult the materials you receive  from your broker or bank prior to  authorizing  a proxy by telephone or
Internet.  Western urges you to confirm in writing your  instructions to Western in care of Innisfree  M&A  Incorporated  at the address  provided  below so that
Western will be aware of all  instructions  given and can attempt to ensure that such instructions are followed.

        IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE VOTING YOUR SHARES,
                                  PLEASE CALL:

                           INNISFREE M&A INCORPORATED
                         501 MADISON AVENUE, 20TH FLOOR
                               NEW YORK, NY 10022

                 STOCKHOLDERS CALL TOLL-FREE AT: (888) 750-5834
                BANKS AND BROKERS CALL COLLECT AT: (212) 750-5833

                               PLEASE VOTE TODAY!

                  SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE.

                v TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE v
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                  GREEN PROXY

                                                                 PREFERRED STOCK

                    NEUBERGER BERMAN REALTY INCOME FUND INC.

                         ANNUAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF WESTERN INVESTMENT LLC

       THE BOARD OF DIRECTORS OF NEUBERGER BERMAN REALTY INCOME FUND INC.
                          IS NOT SOLICITING THIS PROXY

The undersigned appoints Arthur D. Lipson and Scott Franzblau, and each of them, as the  undersigned's  attorneys and agents with full power of  substitution  to vote all shares of preferred  stock of Neuberger  Berman Realty Income Fund Inc.
(the "Company")  which the  undersigned  would be entitled to vote if personally present at the annual  meeting of  stockholders  of the Company  scheduled to be held on  Wednesday,  May 2, 2007,  at 9:30 a.m.  Eastern  Time at the offices of
Neuberger  Berman,  LLC,  605 Third  Avenue,  41st  Floor,  New  York,  New York
10158-3698,  and including at any adjournments or  postponements  thereof and at any meeting called in lieu thereof (the "Annual Meeting").

The undersigned  hereby revokes any other proxy or proxies  heretofore  given to vote or act with respect to the shares of preferred stock of the Company held by the  undersigned,  and hereby ratifies and confirms all actions the herein named attorneys and proxies,  their  substitutes,  or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse  and  in  the  discretion  of  such  attorneys  and  proxies  and  their substitutes  with respect to any other  matters as may properly  come before the
Annual Meeting. Mark each vote with an X in the box.

IF NO DIRECTION IS INDICATED  WITH RESPECT TO THE PROPOSAL ON THE REVERSE,  THIS
PROXY WILL BE VOTED FOR THE PROPOSAL.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

         IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!
                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                    NEUBERGER BERMAN REALTY INCOME FUND INC.
                SOLICITATION OF PROXIES BY WESTERN INVESTMENT LLC

                             YOUR VOTE IS IMPORTANT

     Please take a moment now to vote your shares of Neuberger Berman Realty
  Income Fund preferred stock for the upcoming Annual Meeting of stockholders.

                        PLEASE REVIEW THE PROXY STATEMENT
                      AND VOTE TODAY IN ONE OF THREE WAYS:

1. VOTE BY  TELEPHONE  -  Please  call  toll-free  from the U.S.  or  Canada  at
   ______________,  on a  touch-tone  telephone.  If outside the U.S. or Canada, call ______________. Please follow the simple recorded instructions. You will be required to provide the unique control number shown below.
                                       OR

2. VOTE BY INTERNET - Please access _______________________________,  and follow the simple  instructions.  Please note you must type an "s" after  http.  You will be required to provide the unique control number shown below.

                                     -------------------------------------

                  CONTROL NUMBER:

                                     -------------------------------------

---------------------------------------------------------------------------------
      You may vote by telephone or Internet 24 hours a day, 7 days a week.
    Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.
---------------------------------------------------------------------------------

                                       OR

3. VOTE BY MAIL - If you do not wish to vote by telephone or over the  Internet, please sign,  date and return the GREEN proxy card in the envelope  provided, and mail to:  Western  Investment  LLC, c/o Innisfree M&A  Incorporated,  FDR
   Station, P.O. Box 5155, New York, NY 10150-5155.

                  v TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE v
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
GREEN PROXY CARD
PREFERRED STOCK

WESTERN INVESTMENT LLC, ("WESTERN") RECOMMENDS A VOTE FOR PROPOSAL NO. 1

1. PROPOSAL NO. 1: Western's  proposal to elect its slate of director  nominees, each  to  hold  office  until  the  2010  annual  meeting  of  the  Company's stockholders and until their successors are elected and qualify.

      Nominees:          FOR ALL      WITHHOLD      FOR ALL EXCEPT NOMINEE(S)
(01) Arthur D. Lipson,   NOMINEES   AUTHORITY TO          WRITTEN BELOW
(02) Robert A. Wood,       [  ]      VOTE FOR ALL   ____________________________
(03) D. James Daras                    NOMINEES     ____________________________
(04) Scott Franzblau                     [ ]        ____________________________
(05) Matthew S. Crouse                              ____________________________

2. To vote and otherwise  represent the undersigned on any other matter that may properly come before the Annual Meeting or any  adjournment  or  postponement thereof,  including  voting on adjournment of the Annual Meeting with respect to one or more matters in the discretion of the proxy holder.

                                           DATE:  ______________________________

                                          ______________________________________
                                                                     (Signature)

                                          ______________________________________
                                                    (Signature, if held jointly)

                                          ______________________________________
                                                                         (Title)

                                      WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS
                                    SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS,
                                  TRUSTEES, ETC. SHOULD INDICATE THE CAPACITY IN
                                      WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME
                                                          APPEARS ON THIS PROXY.

                               PLEASE VOTE TODAY!

                SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE.

                v TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE v
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                  GREEN PROXY

                                                                    COMMON STOCK

                    NEUBERGER BERMAN REALTY INCOME FUND INC.

                         ANNUAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF WESTERN INVESTMENT LLC

       THE BOARD OF DIRECTORS OF NEUBERGER BERMAN REALTY INCOME FUND INC.
                          IS NOT SOLICITING THIS PROXY

The undersigned appoints Arthur D. Lipson and Scott Franzblau, and each of them, as the  undersigned's  attorneys and agents with full power of  substitution  to vote all shares of common stock of Neuberger Berman Realty Income Fund Inc. (the
"Company") which the undersigned would be entitled to vote if personally present at the annual  meeting of  stockholders  of the Company  scheduled to be held on
Wednesday,  May 2, 2007,  at 9:30 a.m.  Eastern Time at the offices of Neuberger
Berman,  LLC, 605 Third Avenue,  41st Floor, New York, New York 10158-3698,  and
including at any adjournments or postponements thereof and at any meeting called in lieu thereof (the "Annual Meeting").

The undersigned  hereby revokes any other proxy or proxies  heretofore  given to vote or act with  respect to the shares of common  stock of the Company  held by the  undersigned,  and hereby ratifies and confirms all actions the herein named attorneys and proxies,  their  substitutes,  or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse  and  in  the  discretion  of  such  attorneys  and  proxies  and  their substitutes  with respect to any other  matters as may properly  come before the
Annual Meeting. Mark each vote with an X in the box.

IF NO DIRECTION IS INDICATED  WITH RESPECT TO THE PROPOSAL ON THE REVERSE,  THIS
PROXY WILL BE VOTED FOR THE PROPOSAL.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

         IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!
                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                    NEUBERGER BERMAN REALTY INCOME FUND INC.
                SOLICITATION OF PROXIES BY WESTERN INVESTMENT LLC

                             YOUR VOTE IS IMPORTANT

     Please take a moment now to vote your shares of Neuberger Berman Realty
  Income Fund preferred stock for the upcoming Annual Meeting of stockholders.

                        PLEASE REVIEW THE PROXY STATEMENT
                      AND VOTE TODAY IN ONE OF THREE WAYS:

1. VOTE BY  TELEPHONE  -  Please  call  toll-free  from the U.S.  or  Canada  at
   ______________,  on a  touch-tone  telephone.  If outside the U.S. or Canada, call ______________. Please follow the simple recorded instructions. You will be required to provide the unique control number shown below.

                                       OR

2. VOTE BY INTERNET - Please access _______________________________,  and follow the simple  instructions.  Please note you must type an "s" after  http.  You will be required to provide the unique control number shown below.

                                   ---------------------------------------

                  CONTROL NUMBER:

                                   ---------------------------------------

---------------------------------------------------------------------------------
      You may vote by telephone or Internet 24 hours a day, 7 days a week.
    Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.
---------------------------------------------------------------------------------

                                       OR

3. VOTE BY MAIL - If you do not wish to vote by telephone or over the  Internet, please sign,  date and return the GOLD proxy card in the  envelope  provided, and mail to:  Western  Investment  LLC, c/o Innisfree M&A  Incorporated,  FDR
   Station, P.O. Box 5155, New York, NY 10150-5155.

                v TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE v
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
GREEN PROXY CARD
COMMON STOCK

WESTERN INVESTMENT LLC, ("WESTERN") RECOMMENDS A VOTE FOR PROPOSAL NO. 1

1. PROPOSAL NO. 1: Western's  proposal to elect its slate of director  nominees, each  to  hold  office  until  the  2010  annual  meeting  of  the  Company's stockholders and until their successors are elected and qualify.

      Nominees:          FOR ALL      WITHHOLD      FOR ALL EXCEPT NOMINEE(S)
(01) Arthur D. Lipson,   NOMINEES   AUTHORITY TO          WRITTEN BELOW
(02) Robert A. Wood,       [  ]      VOTE FOR ALL   ____________________________
(03) D. James Daras                    NOMINEES     ____________________________
(04) Scott Franzblau                     [ ]        ____________________________

3. To vote and otherwise  represent the undersigned on any other matter that may properly come before the Annual Meeting or any  adjournment  or  postponement thereof,  including  voting on adjournment of the Annual Meeting with respect to one or more matters in the discretion of the proxy holder.

                                           DATE:  ______________________________

                                          ______________________________________
                                                                     (Signature)

                                          ______________________________________
                                                    (Signature, if held jointly)

                                          ______________________________________
                                                                         (Title)

                                      WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS
                                    SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS,
                                  TRUSTEES, ETC. SHOULD INDICATE THE CAPACITY IN
                                      WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME
                                                          APPEARS ON THIS PROXY.